Innovator Matrix Income® Fund
(the “Fund”)
Supplement to the Prospectus dated December 10, 2011
(the “Prospectus”)

The “Fees and Expenses” and “Example” sections on page 2 of the Prospectus are deleted and hereby replaced in their entirety with the information shown below. The Shareholder Fees remain unchanged. The Annual Fund Operating Expenses have been updated to reflect acquired fund fees and expenses (which reflect fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more investment companies, which includes open-end funds, closed-end funds and business development companies), as well as the financial information from the Fund’s Annual Report to Shareholders for the period December 31, 2012.  The Example also has been updated to reflect the revisions to the Fund’s Annual Fund Operating Expenses based on its performance as of the end of its fiscal year.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the Shareholder Information section of this prospectus on page 10 and in the Purchase and Redemption of Shares section in the Fund’s statement of additional information on page 23.

Shareholder Fees (fees paid directly from your investment)
Class A
Maximum sales charge (load) imposed on purchases	5.75%
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fees (applicable to shares sold within 90 days of purchase)	2.00%
Exchange fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class A
Management fees	1.00%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.43%
Acquired fund fees and expenses1	1.04%
Total annual fund operating expenses1	2.72%
(Less fees waived/expenses reimbursed)2	(0.33%)
Total annual fund operating expenses after fee waivers and expense reimbursements	2.39%
1
The total annual fund operating expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s audited financial statements for the period ended December 31, 2012, which reflect the operating expenses of the Fund and do not include the acquired fund fees and expenses.

2
The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any tax, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses) do not exceed 1.35% of average daily net assets from December 10, 2012 through April 30, 2014.  Pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid.  These waivers and reimbursements may only be terminated by agreement of the Adviser and the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and reflects the Adviser's waivers and reimbursements for the one-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$248
3 years	$818
5 years	$1,415
10 years	$3,031

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Please keep this supplement for future reference.

This supplement is dated March 12, 2013.